UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported) – December 1, 2003

US ONCOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-26190	84-1213501
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

16825 Northchase Drive, Suite 1300

Houston, Texas 77060

(Address of principal executive offices including zip code)

(832) 601-8766

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBIT.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit

99.1	Press Release of US Oncology, Inc. dated December 1, 2003

ITEM 9. REGULATION FD DISCLOSURE

On December 1, 2003, US Oncology, Inc. (“US Oncology”) issued a press release regarding recent legislation affecting the Medicare program. A copy of the press release is attached hereto as exhibit 99.1.

The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” with the SEC and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference. The furnishing of the information in this report and the attached exhibit shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this report and the attached exhibit contains material information that is not otherwise publicly available.

For additional risks about US Oncology’s business, see its Annual Report on Form 10-K for the year ended December 31, 2002, and subsequent filings with the SEC, including disclosures under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are filed with the Securities and Exchange Commission and are available on the SEC’s website at http://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2003

US ONCOLOGY, INC.

By:	/s/ Phillip H. Watts
Name: Phillip H. Watts Title: Vice President – General Counsel